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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-54394, No. 33-46386, No. 33-50620, No. 33-85304,
No. 333-14231, No. 333-24125, No. 333-89297, No. 333-80299, No. 333-36264, No.
333-49382 and No. 333-60950) of Input/Output, Inc. of our report dated March 25, 2002 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.




                              /s/ PricewaterhouseCoopers LLP

Houston, TX 77002
March 27 2002